Exhibit 32.4

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PBF Holding Company LLC (PBF Holding) on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Matthew C. Lucey, Senior Vice President and Chief Financial Officer of PBF Holding, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PBF Holding.

/s/ Matthew C. Lucey
Matthew C. Lucey
Senior Vice President and Chief Financial Officer
February 21, 2014

A signed original of the written statement required by Section 906 has been provided to PBF Holding Company LLC and will be retained by PBF Holding Company LLC and furnished to the Securities and Exchange Commission or its staff upon request.